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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-68825 and 333-86693.


                                        Arthur Andersen


                                        /s/ Arthur Andersen

Hamilton, Bermuda
March 15, 2000